Exhibit 10.7

THIRD AMENDMENT
OF
GRACO INC.
DEFERRED COMPENSATION PLAN
(1992 RESTATEMENT)

        The Graco Inc. Deferred Compensation Plan Restated (“Plan”), which was adopted and approved by the Board of Directors of Graco Inc. effective December 1, 1992, as amended by the First Amendment effective September 1, 1996, (the Plan as so amended is hereafter referred to as the “Plan Statement”) is hereby amended as follows:

1.      FORMER EMPLOYERS (APPENDIX A). Effective December 15, 1992, Appendix A of the Plan is amended to discontinue the Plan with respect to Graco Robotics Inc.

2.      FORMER EMPLOYERS (APPENDIX A). Effective April 24, 1992, Appendix A of the Plan is amended to discontinue the Plan with respect to Lockwood Technical Inc.

3.      ELIGIBLE EMPLOYEES (APPENDIX B). Effective January 1, 1993, Appendix B of the Plan is amended to exclude the employees of Graco Robotics Inc and Graco/LTI employees.

4.      ELIGIBLE EMPLOYEES (APPENDIX B). Effective May 27, 2000, Appendix B of the Plan is amended to include the executive, administrative and engineering employees of Graco Minnesota Inc. and Graco South Dakota Inc. in salary grades 15 through 26.

5.      ELIGIBLE EMPLOYEES (APPENDIX B). Effective January 1, 2003, Appendix B of the Plan is amended to include the legal employees of Graco Inc. in the salary grades of 77 through 79.

6.      Appendix A and Appendix B, as hereinabove amended, are attached hereto and incorporated herein by reference.

7.      SAVINGS CLAUSE. Save and except as herein above expressly amended, the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused these presents to be executed, all as of the      day of December, 2002.

GRACO INC.

By
Mark W. Sheahan
Vice President and Treasurer

By
Robert M. Mattison
Vice President General Counsel and Secretary

APPENDIX A

CURRENT EMPLOYERS

Name of Employer	Effective Date of Plan Adoption

1. Graco Inc.	07/01/88

2. Graco Minnesota Inc.	05/27/00

3. Graco South Dakota Inc.	05/27/00

FORMER EMPLOYERS

Name of Employer	Effective Date of Plan Adoption	Effective Date of Plan Discontinuance

1. Graco Robotics Inc.	07/01/88	12/15/92

2. Lockwood Technical Inc.	07/01/88	04/24/92

APPENDIX B

ELIGIBLE EMPLOYEES

Salary Structure	Salary Grade Level	Effective Date

Executive, Administrative,
and Engineering of Graco Inc.	15-26	12/01/92

Executive, Administrative,
and Engineering of Graco
Minnesota Inc. and
Graco South Dakota Inc.	15-26	05/27/00

Sales Employees of Graco Inc.	36-37	12/01/92

Legal of Graco Inc.	77-79	01/01/03